1 Photo by Jean-Pierre Lavoie ANNUAL MEETING OF SHAREHOLDERS JULY 11, 2016 NASDAQ:PICO

2 2 SAFE HARBOR STATEMENT This presentation contains forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward- looking statements often address current expected future business and financial performance, including the demand and pricing of PICO’s real estate and water assets, and may contain words such as “expects,” “anticipates,” “intends,” “plans,“ “believes,” “seeks,” or “will”. All forward-looking statements included in this presentation are based on information available to PICO as of the date hereof, and PICO assumes no obligation to update any such forward-looking statements. Actual results could differ materially from those described in the forward-looking statements. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive and governmental factors outside of our control, that may cause our business, industry, strategy or actual results to differ materially from the forward- looking statements. Factors that could cause or contribute to such differences include, but are not limited to those discussed in detail under the heading “Risk Factors” in PICO’s periodic reports filed with the U.S. Securities and Exchange Commission.

3 3 VIDLER WATER COMPANY Update

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RENO HOUSING UPDATE

Data from: Metrostudy, a Hanleywood Company
Reported by: Northern Nevada Business Weekly

- 1Q16 quarterly new home starts 26% higher than 1Q15, highest first quarter since 2007
- New home closings numbered 1,729 in 1Q16, 4.4% more than 1Q15
- 1 month supply of finished vacant single family homes
- Under construction homes has increased 40% since last year
- 26 months of finished and vacant single family lot inventory; Washoe County has 14 months of inventory
- Affordability remains a concern - 1Q16 37% of new home starts priced below $300K up from 33% last year; builders trying to provide low priced homes

PICO Holdings

VIDLER
Water. Quality. Life.

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6 6 Economic Development Authority of Western Nevada

7 7 NORTH VALLEYS – DEMAND • Pending projects identified by a University of Nevada study total 20,989± Single Family Units (SFU), approximately 7,600 acre-feet. Does not include Industrial & Commercial Demands

8 8 NORTH VALLEYS EXPECTED TRANSACTION SCHEDULE Development Single Family Units Commercial/ Industrial Acres Date Estimated for Contract Estimated Water Usage (AF) 1 680/1,300 Nov-16/Mar-17 249/470 2 454 May-17 163 3 913 May-17 329 4 3,800 (336+MF) 235 May-18 2,026 5 1,300 May-18 470 6 324 342 May-18 300 7 1,600 May-18 449 8 5,679 62 May-18 2,612 9 1700 Mar-18 200 10 3,529 Jan-18 1,270 TOTAL 8,068 / 8,289 Based on discussions with area developers: represents best estimate at July, 2016

9 9 DAYTON VALLEY – DEMAND • Projects identified by a University of Nevada study total 13,308± Single Family Units (SFU) needing water rights (Dayton-5,832 SFU, Mark Twain-7,476 SFU). Approximately 6,700 acre-feet required. Does not include Industrial & Commercial Demands Does not include Municipal Demand in Stage coach

10 10 NORTHERN NEVADA - PROXIMITY MAP VIDLER PARCELS PENDING PROJECTS FUTURE DEVELOPABLE PROPERTY WASHOE TURF FARM PROJECT DODGE FLAT RENO SPARKS FERNLEY DAYTON CARSON 950 RANCH NORTH VALLEYS STOREY LYON DOUGLAS CARSON SPANISH SPRINGS SUN VALLEY SILVER SPRINGS LEMMON VALLEY FSR PIPELINE INTERTIE USA PARKWAY COMPLETED USA PARKWAY TO BE COMPLETED BY 12-2017

11 11 Lower Basin Drought Contingency Proposal (Requires Legislation) *Minute 319 reductions extend through 2017. Assume reductions continue in Minute 32X.

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13 13 Lake Mead at Hoover Dam – March 2nd 2016 1221 Full Pool Elevation 1084.2 March 2nd 2016 1153 November 2002

14 14 Lake Mead at Hoover Dam – May 19th 2016 1221 Full Pool Elevation 1074.5 May 19th 2016 1153 November 2002

15 15 CORPORATE Update

16 16 COST SAVINGS • Cost savings over the last year approximately $2.3 million per annum (current cash overhead for Corporate & Vidler approximately $11 million per annum from 2Q 2016) • Estimated future annual cost savings anticipated to be up to $1.5 million over the course of the next 12 months (reduction of total Corporate & Vidler cash overhead to approximately $9.5 million per annum)

17 17 Q. & A.